Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

To Tender Shares of 7% Series B Convertible Preferred Stock of

MATTERSIGHT CORPORATION

At a Purchase Price of $8.60 per Share, Plus Accrued and Unpaid Dividends

Pursuant to the Offer to Purchase Dated March 16, 2012

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., CHICAGO TIME, ON FRIDAY, APRIL 13, 2012, UNLESS THE OFFER IS EXTENDED.

THIS FORM SHOULD BE COMPLETED, SIGNED AND SENT TOGETHER WITH ALL OTHER REQUIRED DOCUMENTS, INCLUDING YOUR CERTIFICATES FOR TENDERED SHARES OF SERIES B STOCK (IF APPLICABLE), TO BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. (THE “DEPOSITARY”) AT ONE OF THE ADDRESSES SET FORTH BELOW. DELIVERY OF THIS LETTER OF TRANSMITTAL OR OTHER DOCUMENTS TO AN ADDRESS OTHER THAN AS SET FORTH BELOW DOES NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO MATTERSIGHT CORPORATION (THE “PURCHASER”) OR BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. AS THE INFORMATION AGENT FOR THE OFFER (THE “INFORMATION AGENT”) WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY.

The Depositary for the Offer is Broadridge Corporate Issuer Solutions, Inc.:

By Mail: Broadridge Corporate Issuer Solutions Inc. Attn: Reorganization Dept. 1981 Marcus Avenue, Suite 100 Lake Success, NY 11042	By Overnight Courier or by Hand: Broadridge Corporate Issuer Solutions Inc. Attn: Reorganization Dept. 1981 Marcus Avenue, Suite 100 Lake Success, NY 11042
By Facsimile: (For Eligible Institutions Only) 201-239-4713	Confirm Facsimile by Telephone: (By Telephone Only) 866-902-1603 (option 2)

THIS LETTER OF TRANSMITTAL AND THE INSTRUCTIONS ACCOMPANYING

THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS

LETTER OF TRANSMITTAL IS COMPLETED.

IN ORDER TO COMPLETE THIS LETTER OF TRANSMITTAL, YOU MUST SIGN

THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE ENCLOSED IRS FORM W-9 OR APPROPRIATE IRS FORM W-8.

ALL QUESTIONS REGARDING THE OFFER SHOULD BE DIRECTED TO THE

INFORMATION AGENT, BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC., AT ITS ADDRESS AND TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THIS

LETTER OF TRANSMITTAL.

DESCRIPTION OF SERIES B STOCK TENDERED

Name(s) and Address(es) of Registered Holder(s)

(Please fill in, if blank, exactly as name(s) appear(s)

on Series B Stock certificate(s) or, if held in book-entry

form, the applicable securities position listing)

Series B Stock Tendered (Attach additional list if necessary)
Certificate Number(s)*	Total Number of Series B Stock Represented by Certificate(s)*	Number of Series B Stock Tendered**

Total Shares

*	Need not be completed by stockholders tendering by book-entry transfer.
**	Unless otherwise indicated, it will be assumed that all Series B Stock represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.

☐	Lost Certificates. I have lost my certificate(s) for shares and require assistance in replacing the certificate(s). See Instruction 12.

This Letter of Transmittal is to be used either if certificates for shares of 7% Series B Convertible Preferred Stock (the “Series B Stock”) being tendered are to be forwarded with this Letter of Transmittal or if delivery of Series B Stock is to be made by book-entry transfer pursuant to the procedures set forth in Section 2 – “Procedures for Tendering Series B Stock” of the Offer to Purchase dated March 16, 2012 (as may be amended or supplemented from time to time, the “Offer to Purchase” and, together with this Letter of Transmittal, the “Offer”). Tendering stockholders must deliver all documents required by this Letter of Transmittal, including, if applicable, certificates for tendered Series B Stock, to the Depositary by 5:00 p.m., Chicago time, on Friday, April 13, 2012 (as this time may be extended by the Purchaser, at any time or from time to time, in its sole discretion in accordance with the terms of the Offer, the “Expiration Date”). Tendering stockholders whose certificates for Series B Stock are not immediately available or who cannot deliver either the certificates for their Series B Stock or any other documents required by this Letter of Transmittal to the Depositary by the Expiration Date may tender their Series B Stock in accordance with the guaranteed delivery procedures set forth in Section 2 – “Procedures for Tendering Series B Stock” of the Offer to Purchase. All capitalized terms not otherwise defined herein have the meaning ascribed to them in the Offer to Purchase.

Your attention is directed in particular to the following:

1.	If you want to retain the Series B Stock you own, you do not need to take any action.

2.	If you want to participate in the Offer, you should complete this Letter of Transmittal.

METHOD OF DELIVERY

☐	CHECK HERE IF CERTIFICATES FOR TENDERED SHARES OF SERIES B STOCK ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED SHARES OF SERIES B STOCK ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER.

Name(s) of Registered Owner(s):

☐	CHECK HERE IF TENDERED SERIES B STOCK ARE BEING DELIVERED PURSUANT TO THE GUARANTEED DELIVERY PROCEDURES OUTLINED IN SECTION 2 – “PROCEDURES FOR TENDERING SERIES B STOCK” OF THE OFFER TO PURCHASE AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

Account Number:

LOST OR DESTROYED CERTIFICATE(S)

IF ANY STOCK CERTIFICATE REPRESENTING SERIES B STOCK THAT YOU OWN HAS BEEN LOST, STOLEN OR DESTROYED, PLEASE CONTACT BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC., THE PURCHASER’S TRANSFER AGENT, AT 877-830-4936 PROMPTLY TO OBTAIN INSTRUCTIONS AS TO THE STEPS THAT MUST BE TAKEN. THIS LETTER OF TRANSMITTAL AND RELATED DOCUMENTS CANNOT BE PROCESSED UNTIL THE PROCEDURES FOR REPLACING LOST OR DESTROYED CERTIFICATES HAVE BEEN FOLLOWED. PLEASE CONTACT THE DEPOSITARY IMMEDIATELY TO PERMIT TIMELY PROCESSING OF THIS LETTER OF TRANSMITTAL AND RELATED DOCUMENTS. SEE INSTRUCTION 12.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to Mattersight Corporation, a Delaware corporation (the “Purchaser”), the above-described shares of the Purchaser’s 7% Series B Convertible Preferred Stock, par value $0.01 per share (“Series B Stock”), on the terms and subject to the conditions set forth in the Purchaser’s Offer to Purchase dated March 16, 2012 (the “Offer to Purchase”) and this Letter of Transmittal (which, together with any amendments or supplements thereto and hereto, collectively constitute the “Offer”), receipt of which is hereby acknowledged.

Subject to and effective on acceptance for payment of, and payment for, the Series B Stock tendered with this Letter of Transmittal in accordance with, and subject to, the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser, all right, title and interest in and to all the Series B Stock that are being tendered and irrevocably constitutes and appoints Broadridge Corporate Issuer Solutions, Inc. (the “Depositary”), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned’s rights with respect to such tendered Series B Stock, to (a) deliver certificates for such tendered Series B Stock or transfer ownership of such tendered Series B Stock on the account books maintained by Broadridge Corporate Issuer Solutions, Inc., the Purchaser’s transfer agent, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser upon receipt by the Depositary, as the undersigned’s agent, of the aggregate purchase price with respect to such tendered Series B Stock, (b) present such tendered Series B Stock for cancellation and transfer on the Purchaser’s books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such tendered Series B Stock, all in accordance with the terms and subject to the conditions of the Offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Series B Stock and, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good title thereto, free and clear of all liens, security interests, restrictions, charges, claims, encumbrances, conditional sales agreements or other similar obligations relating to the sale or transfer of the tendered Series B Stock, and the same will not be subject to any adverse claim or right. The undersigned will, on request by the Depositary or the Purchaser, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the tendered Series B Stock (and any and all other securities or rights), all in accordance with the terms of the Offer.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding on the successors, assigns, heirs, personal representatives, executors, administrators and other legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that:

1.	the valid tender of Series B Stock pursuant to any of the procedures described in Section 2 – “Procedures for Tendering Series B Stock” of the Offer to Purchase and in the instructions to this Letter of Transmittal constitutes the undersigned’s acceptance of the terms and conditions of the Offer; the Purchaser’s acceptance of the tendered Series B Stock will constitute a binding agreement between the undersigned and the Purchaser on the terms and subject to the conditions of the Offer;

2.	it is a violation of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, for a person acting alone or in concert with others, directly or indirectly, to tender Series B Stock for such person’s own account unless at the time of tender and at the Expiration Date (as defined in Instruction 2) such person has a “net long position” in the Series B Stock that is equal to or greater than the amount tendered and will deliver or cause to be delivered such Series B Stock for the purpose of tender to the Purchaser within the period specified in the Offer. Rule 14e-4 also provides a similar restriction applicable to the tender or guarantee of a tender on behalf of another person. A tender of Series B Stock made pursuant to any method of delivery set forth in this Letter of Transmittal will constitute the tendering stockholder’s representation and warranty to the Purchaser that (y) such stockholder has a “net long position” in Series B Stock being tendered within the meaning of Rule 14e-4, and (z) such tender of Series B Stock complies with Rule 14e-4. The Purchaser’s acceptance for payment of Series B Stock tendered pursuant to the Offer will constitute a binding agreement between the tendering stockholder and the Purchaser upon the terms and subject to the conditions of the Offer;

3.	all shares properly tendered and not properly withdrawn will be purchased at the purchase price of $8.60 per share, plus accrued and unpaid dividends up to, but not including, the date such shares are purchased, less any applicable withholding taxes and without interest, in cash, upon the terms and subject to the conditions of the Offer, including its proration provisions;

4.	the Purchaser will return at its expense all Series B Stock it does not purchase, including Series B Stock not purchased because of proration, promptly following the Expiration Date;

5.

under the circumstances set forth in the Offer to Purchase, the Purchaser expressly reserves the right, in its sole discretion, to terminate the Offer at any time and from time to time, upon the occurrence of any of the events set forth in Section 12 – “Certain Conditions of the Offer” of the Offer to Purchase and to extend the period of time during which the Offer is open and thereby delay acceptance for payment of, and payment for, any tendered Series B Stock by giving oral or written notice of such extension to the Depositary and making a public announcement thereof. During any such extension, all Series B Stock previously tendered and not properly withdrawn will remain subject to the Offer and to the rights of a tendering stockholder to withdraw such stockholder’s Series B Stock;

6.	stockholders who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Series B Stock by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 2 – “Procedures for Tendering Series B Stock” of the Offer to Purchase;

7.	the Purchaser has advised the undersigned to consult with the undersigned’s own advisors as to the consequences of tendering Series B Stock pursuant to the Offer; and

8.	THE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS OF SERIES B STOCK BE ACCEPTED FROM OR ON BEHALF OF) STOCKHOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF THAT JURISDICTION.

The undersigned agrees to all of the terms and conditions of the Offer.

Unless otherwise indicated in the box entitled “Special Payment Instructions,” please issue the check for payment of the purchase price and/or deposit book-entry credits for Series B Stock not tendered or accepted for payment (and return any accompanying documents, as appropriate) in the name(s) of the registered holder(s) appearing under “Description of Series B Stock Tendered.” Similarly, unless otherwise indicated in the box entitled “Special Delivery Instructions,” please mail the check for payment of the purchase price to the address(es) of the registered holder(s) appearing under “Description of Series B Stock Tendered.” In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” are completed, please issue the check for payment of the purchase price and/or deposit book-entry credits for Series B Stock not tendered or accepted for payment (and return any accompanying documents, as appropriate) in the name(s) of the person or persons so indicated and deliver such check to the address(es) so indicated. Please credit any Series B Stock tendered herewith by book-entry transfer that are not accepted for payment by crediting the account designated above. Appropriate medallion signature guarantees by an Eligible Institution (as defined in Instruction 1) have been included with respect to Series B Stock for which Special Payments Instructions or Special Delivery Instructions have been given. The undersigned recognizes that the Purchaser has no obligation pursuant to the “Special Payment Instructions” to transfer any Series B Stock from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Series B Stock so tendered.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for payment of the purchase price of Series B Stock accepted for payment and/or book-entry credits for Series B Stock not tendered or accepted for payment are to be issued and/or deposited, as the case may be, in the name of someone other than the undersigned.

❑	Issue check to:

Name:

(Please Print)

Address:

(Please Include Zip Code)

(Taxpayer Identification or Social Security Number)

❑	Deposit book-entry credits for Series B Stock not tendered or accepted for payment in the name of:

Name:

(Please Print)

Address:

(Please Include Zip Code)

(Taxpayer Identification or Social Security Number)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the aggregate purchase price of Series B Stock accepted for payment is to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail check to:

Name:

(Please Print)

Address:

(Please Include Zip Code)

(Taxpayer Identification or Social Security Number)

IMPORTANT: STOCKHOLDERS SIGN HERE

(Also Complete Accompanying IRS Form W-9 or Appropriate IRS Form W-8)

(Signature(s) of Stockholder(s))

Dated:                     , 2012

(For Series B Stock held as physical certificates, must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or by person(s) authorized to become registered holder(s) of stock certificate(s) as evidenced by endorsement or stock powers transmitted herewith. For Series B Stock held in book-entry form, must be signed by registered holder(s) exactly as name(s) appear(s) on a security position listing as the owner(s) of the Series B Stock. If signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, the full title of the person should be set forth. See Instruction 5).

Name(s):

(Please Print)

Capacity (full title):

Address:

(Please Include Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

Complete Accompanying IRS Form W-9 or Appropriate IRS Form W-8

SIGNATURE(S) GUARANTEE

(See Instructions 1 and 5)

Complete ONLY if required by Instruction 1.

Your signature must be medallion guaranteed by an Eligible Institution (see Instruction 1).

NOTE: A notarization by a notary public is not acceptable.

FOR USE BY FINANCIAL INSTITUTIONS ONLY.

PLACE MEDALLION GUARANTEE IN SPACE BELOW.

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holder(s) (which term includes any stockholder that holds Series B Stock in book-entry form whose name appears on a security position listing as the owner of the Series B Stock) of Series B Stock tendered herewith, unless such registered holder(s) has (have) completed the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (b) such Series B Stock are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of a Medallion Program approved by the Securities Transfer Agents Association, Inc., including the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program, or is otherwise an “eligible guarantor institution,” as the term is defined in Exchange Act Rule 17Ad-15, each of the foregoing constituting an “Eligible Institution” for purposes herein. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5. If you have any questions regarding the need for a signature guarantee, please call the Information Agent at 877-830-4936.

2. Requirements of Tender. This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or if delivery of Series B Stock is to be made pursuant to the procedures for book-entry transfer set forth in Section 2 – “Procedures for Tendering Series B Stock” of the Offer to Purchase. The Offer and withdrawal rights will expire at 5:00 p.m., Chicago time, on Friday, April 13, 2012, unless the Offer is extended (such date and time, as they may be extended, the “Expiration Date”). In order to validly tender your Series B Stock pursuant to the Offer, you must complete one of the following procedures: (a) for Series B Stock held as physical certificates, a Letter of Transmittal (or, for Eligible Institutions only, a facsimile thereof), properly completed and duly executed, and the certificate(s) representing the tendered Series B Stock, together with any required signature guarantees, and any other required documents, must be received by the Depositary at one of its addresses set forth on the back of this Letter of Transmittal prior to the Expiration Date, or (b) for Series B Stock held in book-entry form, a Letter of Transmittal (or, for Eligible Institutions only, a facsimile thereof), properly completed and duly executed, and any required signature guarantees must be received by the Depositary at one of its addresses set forth on the back of this Letter of Transmittal prior to the Expiration Date, or (c) in the alternative, the stockholder may comply with the guaranteed delivery procedures set forth below and in Section 2 – “Procedures for Tendering Series B Stock” of the Offer to Purchase.

Tenders of Series B Stock made pursuant to the Offer may be withdrawn at any time prior to the Expiration Date. If the Purchaser extends the Offer beyond that time, tendered Series B Stock may be withdrawn at any time until the extended Expiration Date. Series B Stock that have not previously been accepted by the Purchaser for payment may be withdrawn at any time after 5:00 p.m., Chicago time, on Friday, May 11, 2012. To withdraw tendered Series B Stock, stockholders must deliver a written or facsimile transmission of notice of withdrawal to the Depositary within the prescribed time period at one of the addresses set forth in this Letter of Transmittal. Any notice of withdrawal must specify the name of the person having tendered the Series B Stock to be withdrawn, the number of Series B Stock to be withdrawn and the name of the registered holder of the Series B Stock to be withdrawn, if different from the name of the person who tendered the Series B Stock. In addition, if the certificates for Series B Stock to be withdrawn have been delivered or otherwise identified to the Depositary, then, before the deposit of the book-entry credits in the stockholder’s name (in place of the tendered certificate(s)), the tendering stockholder must also submit the serial numbers shown on the particular certificates for Series B Stock to be withdrawn and the signature(s) on the notice of withdrawal must be guaranteed by an Eligible Institution (except in the case of Series B Stock tendered by an Eligible Institution). Withdrawals of tenders of Series B Stock may not be rescinded, and any Series B Stock validly withdrawn will thereafter be deemed not validly tendered for purposes of the Offer. However, withdrawn Series B Stock may be re-tendered by following one of the procedures described above and in Section 2 — “Procedures for Tendering Series B Stock” of the Offer to Purchase at any time prior to the Expiration Date.

Stockholders whose certificates for Series B Stock are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Series B Stock by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 2 — “Procedures for Tendering Series B Stock” of the Offer to Purchase. Pursuant to those procedures, (a) a properly completed and duly executed Notice of Guaranteed Delivery (or, for Eligible Institutions only, a facsimile thereof), substantially in the form provided by the Purchaser, must be received by the Depositary prior to the Expiration Date and (b) either (i) the certificates for tendered Series B Stock together with a Letter of Transmittal (or, for Eligible Institutions only, a facsimile thereof), properly completed and duly executed, any required signature guarantees and any other required documents must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery or (ii) in the case of a book-entry transfer, a Letter of Transmittal (or, for Eligible Institutions only, a facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery. A “trading day” is any day on which quotations are available for shares traded on NASDAQ.

THE METHOD OF DELIVERY OF SERIES B STOCK, THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT THE SOLE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. SERIES B STOCK, THIS LETTER OF TRANSMITTAL AND ALL OTHER DOCUMENTS WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF YOU ELECT TO DELIVER BY MAIL, WE RECOMMEND THAT YOU USE REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, AND THAT YOU PROPERLY INSURE THE DOCUMENTS. IN ALL CASES, YOU SHOULD ALLOW SUFFICIENT TIME TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted and no fractional shares of Series B Stock will be purchased. All tendering stockholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance for payment of their Series B Stock.

3. Inadequate Space. If the space provided in this Letter of Transmittal is inadequate, the certificate numbers and/or the number of Series B Stock should be listed on a separate signed schedule attached hereto.

4. Partial Tenders (Not Applicable to Stockholders Who Tender by Book-Entry Transfer). If fewer than all of the Series B Stock represented by any certificate submitted to the Depositary are to be tendered, fill in the number of Series B Stock that are to be tendered in the box entitled “Number of Series B Stock Tendered.” In any such case, book-entry credits(s) for the remainder of the Series B Stock that were evidenced by the old certificate(s) will be deposited in the registered holder(s) name, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, the Series B Stock tendered herewith. All Series B Stock represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Series B Stock tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the stock certificate(s), if held as physical certificates, or as appear(s) on a security position listing, if held in book-entry form, in each case, without any change or alteration whatsoever.

If any of the Series B Stock tendered hereby are owned of record by two or more joint owners, all such persons must sign this Letter of Transmittal.

If any Series B Stock tendered hereby are registered in different names on several certificates or security position listings, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates or security position listings.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, he or she should so indicate when signing and submit proper evidence satisfactory to the Purchaser of his or her authority to so act.

If this Letter of Transmittal is signed by the registered owner(s) of the Series B Stock tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to a person other than the registered owner(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Series B Stock tendered hereby, the certificate(s) representing such Series B Stock must be properly endorsed for transfer or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificates(s). The signature(s) on any such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution.

6. Stock Transfer Taxes. The Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Series B Stock to it pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Series B Stock not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if Series B Stock tendered hereby are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such other person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption from the payment of such taxes is submitted with this Letter of Transmittal. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

7. Special Payment and Delivery Instructions. If a check for payment of the purchase price of Series B Stock accepted for payment and/or book-entry credits for Series B Stock not tendered or accepted for payment are to be issued and/or deposited, as the case may be, in the name of someone other than the signer of this Letter of Transmittal or, a check for payment of the purchase price of Series B Stock accepted for payment is to be mailed to an address other than that shown above, the boxes on this Letter of Transmittal entitled “Special Payment Instructions” and “Special Delivery Instructions” should be completed, as applicable, and signatures must be guaranteed as described in Instructions 1 and 5.

8. Waiver of Conditions; Irregularities. All questions as to the number of Series B Stock to be accepted, the purchase price to be paid for Series B Stock to be accepted, the validity, form, eligibility (including time of receipt) and acceptance of any tender of Series B Stock, including questions as to the proper completion or execution of any Letter of Transmittal, Notice of Guaranteed Delivery or other required documents and as to the proper form for transfer of any certificate of Series B Stock, will be determined by the Purchaser, in its sole discretion, and such determination will be final and binding on all parties. The Purchaser may delegate power in whole or in part to the Depositary. The Purchaser reserves the absolute right to reject any or all tenders of any Series B Stock that the Purchaser determines are not in proper or complete form or the acceptance for payment of or payment for which may, in the opinion of the Purchaser, be unlawful. The Purchaser reserves the absolute right to reject any notices of withdrawal that it determines are not in proper form. The Purchaser also reserves the absolute right, subject to the applicable rules and regulations of the Securities and Exchange Commission, to waive any of the conditions of the Offer prior to the Expiration Date, or any defect or irregularity in any tender or withdrawal with respect to any particular Series B Stock or any particular stockholder (whether or not the Purchaser waives similar defects or irregularities in the case of other stockholders), and the Purchaser’s interpretation of the terms of the Offer (including these Instructions) will be final and binding on all parties. In the event a condition is waived with respect to any particular stockholder, the same condition will be waived with respect to all stockholders. No tender or withdrawal of Series B Stock will be deemed to have been properly made until all defects or irregularities have been cured by the tendering or withdrawing stockholder or waived by the Purchaser. The Purchaser will not be liable for failure to waive any conditions of the Offer, or any defect or irregularity in any tender or withdrawal of Series B Stock. Unless waived, any defects or irregularities in connection with tenders or withdrawals must be cured within the period of time the Purchaser determines. None of the Purchaser, the Information Agent, the Depositary or any other person will be obligated to give notice of any defects or irregularities in any tender or withdrawal, nor will any of the foregoing incur any liability for failure to give any such notification.

9. Backup Withholding. In order to avoid backup withholding of U.S. federal income tax on payments of cash pursuant to the Offer, a U.S. Holder (as defined below) surrendering Series B Stock in the Offer must (a) qualify for an exemption, as described below, or (b) provide the Depositary with such U.S. Holder’s correct taxpayer identification number (“TIN”) (i.e., social security number or employer identification number) on the Internal Revenue Service (the “IRS”) Form W-9 included with this Letter of Transmittal and certify under penalties of perjury that (i) the TIN provided is correct, (ii) (x) the U.S. Holder is exempt from backup withholding, (y) the U.S. Holder has not been notified by the IRS that such U.S. Holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (z) the IRS has notified the U.S. Holder that such U.S. Holder is no longer subject to backup withholding, and (iii) the U.S. Holder is a U.S. person (including a U.S. resident alien). If a U.S. Holder does not provide a correct TIN or fails to provide the certifications described above, the IRS may impose a $50 penalty on such U.S. Holder and payment of cash to such U.S. Holder pursuant to the Offer may be subject to backup withholding at the applicable statutory rate (currently 28%).

A “U.S. Holder” means a beneficial owner of Series B Stock that is: (i) an individual who is a citizen or resident of the United States for United States federal income tax purposes, including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) a corporation (or other entity taxable as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia; (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source; (iv) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more “United States persons” within the meaning of Section 7701(a)(30) of the Code has the authority to control all substantial decisions of the trust, or, if the trust has a valid election in effect under applicable United States Treasury Regulations to be treated as a U.S. person; or (v) an entity that is disregarded as separate from its owner if all of its interests are owned by a single person described in any of the preceding clauses of this sentence.

Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is timely given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained upon timely filing an income tax return.

A tendering U.S. Holder is required to give the Depositary the TIN of the record owner of the Series B Stock being tendered. If the Series B Stock are held in more than one name or are not in the name of the actual owner, consult the instructions to the enclosed IRS Form W-9 for guidance on which number to report.

If a U.S. Holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such U.S. Holder should write “Applied For” in the space provided for the TIN in Part I of the IRS Form W-9, and sign and date the IRS Form W-9. Writing “Applied For” means that a U.S. Holder has already applied for a TIN or that such U.S. Holder intends to apply for one soon. Notwithstanding that the U.S. Holder has written “Applied For” in Part I, the Depositary will withhold the applicable statutory rate (currently 28%) on all payments made prior to the time a properly certified TIN is provided to the Depositary.

Some stockholders are exempt from backup withholding. To prevent possible erroneous backup withholding, exempt stockholders should consult the instructions to the enclosed IRS Form W-9 for additional guidance.

Non-U.S. Holders (as defined below) should complete and sign the main signature form and IRS Form W-8BEN, Certificate of Foreign Status, a copy of which may be obtained from the Depositary or from the IRS website (www.irs.gov), or other applicable IRS Form W-8, in order to avoid backup withholding. A “Non-U.S. Holder” is a stockholder that is not a U.S. Holder. A domestic entity that is treated as a disregarded entity for United States federal income tax purposes and that has a foreign owner must use the appropriate IRS Form W-8, and not the IRS Form W-9. See the instructions to the enclosed IRS Form W-9 for more details.

STOCKHOLDERS ARE URGED TO CONSULT WITH THEIR TAX ADVISORS REGARDING POSSIBLE QUALIFICATIONS FOR EXEMPTION FROM BACKUP WITHHOLDING TAX AND THE PROCEDURE FOR OBTAINING ANY APPLICABLE EXEMPTION.

10. Withholding on Non-U.S. Holders. Even if a Non-U.S. Holder has provided the required certification to avoid backup withholding, the Depositary will withhold U.S. federal income taxes equal to 30% of the gross payments payable to a Non-U.S. Holder or such holder’s agent unless the Depositary determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States. See Section 5 – “Certain U.S. Federal Income Tax Consequences” of the Offer to Purchase. In order to obtain a reduced or zero rate of withholding pursuant to an applicable income tax treaty, a Non-U.S. Holder must deliver to the Depositary, before the payment is made, a properly completed and executed IRS Form W-8BEN (or other applicable IRS Form W-8) claiming such an exemption or reduction. In order to claim an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a Non-U.S. Holder must deliver to the Depositary before the payment is made a properly completed and executed IRS Form W-8ECI. A Non-U.S. Holder may be eligible to obtain a refund of all or a portion of any U.S. federal tax withheld if such Non-U.S. Holder meets the “complete termination” or “not essentially equivalent to a dividend” tests described in Section 5 – “Certain U.S. Federal Income Tax Consequences” of the Offer to Purchase or is otherwise able to establish that such Non-U.S. Holder is entitled to a reduced or zero rate of withholding pursuant to any applicable income tax treaty and a higher rate was withheld.

NON-U.S. HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE APPLICATION OF THE U.S. FEDERAL INCOME TAX WITHHOLDING RULES, INCLUDING ELIGIBILITY FOR A WITHHOLDING TAX REDUCTION OR EXEMPTION, AND THE REFUND PROCEDURE, AS WELL AS THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

Any payments made pursuant to the Offer, whether to U.S. or Non-U.S. Holders, that are treated as wages will be subject to applicable wage withholding (regardless of whether an IRS Form W-9 or applicable IRS Form W-8 is provided).

11. Requests for Assistance or Additional Copies. If you have questions or need assistance, you should contact the Information Agent at its address and telephone numbers set forth on the back cover of this Letter of Transmittal. If you require additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery, the IRS Form W-9 or other related materials, you should contact the Information Agent. Copies will be furnished promptly at the Purchaser’s expense.

12. Lost, Destroyed or Stolen Certificates. If any certificate representing Series B Stock has been lost, destroyed or stolen, the stockholder should promptly notify Broadridge Corporate Issuer Solutions, Inc., the Purchaser’s transfer agent, at the toll free number 877-830-4936. The stockholder will then be instructed by the Depositary as to the steps that must be taken. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

IMPORTANT: IN ORDER TO VALIDLY TENDER SHARES OF SERIES B STOCK, THIS LETTER OF TRANSMITTAL, TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES,

AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SERIES B STOCK MUST BE RECEIVED BY THE DEPOSITARY OR SERIES B STOCK MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

Any questions or requests for assistance may be directed to the Information Agent at its telephone numbers and addresses set forth below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery or related documents may be directed to the Information Agent at its telephone numbers or address set forth below.

The Information Agent for the Offer is:

Broadridge Corporate Issuer Solutions, Inc.

Attn: Reorganization Dept.

1981 Marcus Avenue, Suite 100

Lake Success, NY 11042

Toll-Free: 877-830-4936

Form W-9 (Rev. December 2011) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type See Specific Instructions on page 2.	Name (as shown on your income tax return)
Business name/disregarded entity name, if different from above
Check appropriate box for federal tax classification:
	☐	Individual/sole Proprietor	☐	C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate
	☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶ ☐ Other (see instructions) ▶										☐	Exempt payee
	Address (number, street, and apt. or suite no.)						Requester’s name and address (optional)
City, state, and ZIP code
List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number
	–	–

Employer identification number
–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

— An individual who is a U.S. citizen or U.S. resident alien,

— A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

— An estate (other than a foreign estate), or

— A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

— The U.S. owner of a disregarded entity and not the entity,

— The U.S. grantor or other owner of a grantor trust and not the trust, and

— The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Cat. No. 10231X	Form W-9 (Rev. 12-2011)

Form W-9 (Rev. 12-2011)	Page 2

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name/disregarded entity name” line.

Partnership, C Corporation, or S Corporation. Enter the entity’s name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business name/disregarded entity name” line.

Disregarded entity. Enter the owner’s name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner’s name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on the “Business name/disregarded entity name” line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter “P” for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S” for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line.

Form W-9 (Rev. 12-2011)	Page 3

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name/disregarded entity name” line.

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the “Business name/disregarded entity name,” sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 5 and 7 through 13. Also, C corporations.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]

However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the “Name” line must sign. Exempt payees, see Exempt Payee on page 3.

Signature requirements. Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

Form W-9 (Rev. 12-2011)	Page 4

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor *
For this type of account:		Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity [4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]

You must show your individual name and you may also enter your business or “DBA” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]

List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

*	Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

— Protect your SSN,

— Ensure your employer is protecting your SSN, and

— Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.